UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 3, 2021

Date of Report (date of earliest event reported)

GigCapital4, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-40031	85-4164597
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1731 Embarcadero Rd., Suite 200

Palo Alto, CA 94303

(Address of principal executive offices)

(650) 276-7040

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, $0.0001 par value, and one-third of one Redeemable Warrant	GIGGU	The Nasdaq Stock Market LLC
Common Stock, $0.0001 par value	GIG	The Nasdaq Stock Market LLC
Redeemable Warrants, each full warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	GIGGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 3, 2021, GigCapital4, Inc. (the “Company”) held a special meeting of its stockholders (the “Special Meeting”). At the Special Meeting, of the 45,949,600 shares of common stock outstanding and entitled to vote, 35,368,566 shares were represented, constituting a quorum. The final results for each of the matters submitted to a vote of stockholders at the Special Meeting are as follows:

Proposal No. 1—The Business Combination Proposal: The stockholders approved and adopted the Merger Agreement, dated as of June 4, 2021 (as it may be amended and/or restated from time to time) by and among the Company, its wholly owned subsidiary, GigCapital4 Merger Sub Corporation, a Delaware corporation (“Merger Sub”), BigBear.ai Holdings, LLC, a Delaware limited liability company formerly known as Lake Intermediate, LLC (“BigBear”), and BBAI Ultimate Holdings, LLC, a Delaware limited liability company formerly known as PCISM Ultimate Holdings, LLC and the sole equity holder of BigBear (“Ultimate”), and approved the transactions contemplated thereby, including (x) the merger of Merger Sub with and into BigBear, with BigBear surviving the first merger (the “First Merger”), (y) immediately following the First Merger, the merger of BigBear (as the entity surviving the First Merger) with and into the Company, with the Company surviving the second merger (the “Second Merger” and together with the First Merger, the “Business Combination”), and (z) the payment of the Cash Merger Consideration and the Equity Merger Consideration to Ultimate as the sole equity holder of BigBear, as merger consideration, by the votes set forth in the table below:

For	Against	Abstained
33,227,416	2,084,479	56,671

Proposal No. 2—The Nasdaq Stock Issuance Proposal: The stockholders approved, for purposes of complying with applicable Nasdaq listing rules, the issuance of more than 20% of the Company’s outstanding GigCapital4 Common Stock in connection with the Business Combination, and the transactions contemplated by the Convertible Note Subscription Agreements (as defined below), including up to 105,000,000 shares of GigCapital4 Common Stock to Ultimate as the sole equity holder of BigBear, and 23,058,594 shares of GigCapital4 Common Stock upon conversion of the convertible notes issued to certain investors, by the votes set forth in the table below:

For	Against	Abstained
33,226,873	2,085,020	56,673

Proposal No. 3—Classification of the Board of Directors Proposal: The stockholders approved and adopted an amendment to the Company’s current amended and restated certificate of incorporation to provide for the classification of the Company’s board of directors into three classes of directors with staggered terms of office and to make certain related changes, by the votes set forth in the table below

For	Against	Abstained
33,164,355	2,147,539	56,672

Proposal No. 4—Approval of Additional Amendments to Current Amended and Restated Certificate of Incorporation in Connection with the Business Combination Proposal: The stockholders approved and adopted certain amendments to the Company’s current amended and restated certificate of incorporation to provide for certain additional changes, including but not limited to, changing the post-combination company’s corporate name from “GigCapital4, Inc.” to “BigBear.ai Holdings, Inc.” and eliminating certain provisions specific to the Company’s status as a blank check company, by the votes set forth in the table below:

For	Against	Abstained
33,227,214	2,084,681	56,671

Proposal No. 5a—Long Term Incentive Plan Proposal: The stockholders approved the BigBear.ai Holdings, Inc. 2021 Long-Term Incentive Plan (the “2021 Plan”), including the authorization of the initial share reserve under the 2021 Plan, by the votes set forth in the table below:

For	Against	Abstained
33,180,366	2,131,235	56,965

Proposal No. 5b—Employee Stock Purchase Plan Proposal: The stockholders approved the BigBear.ai Holdings, Inc. 2021 Employee Stock Purchase Plan (the “2021 ESPP”), including the authorization of the initial share reserve under the 2021 ESPP, by the votes set forth in the table below:

For	Against	Abstained
33,225,494	2,086,326	56,746

Proposal No. 6—The Election of Directors Proposal: The stockholders elected, effective at Closing, eleven directors to serve staggered terms on the Company’s board of directors until the 2022, 2023 and 2024 annual meetings of stockholders, respectively, and until their respective successors are duly elected and qualified, by the votes set forth in the table below:

For	Against	Abstained
33,224,808	2,087,086	56,672

No other items were presented for stockholder approval at the Special Meeting.

Item 7.01 Regulation FD Disclosure.

The information set forth below under this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

On December 3, 2021, the Company issued a press release announcing the approval of the proposals related to the Business Combination at the Special Meeting. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

99.1	Press Release dated December 3, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2021

By:	/s/ Dr. Raluca Dinu
Name:	Dr. Raluca Dinu
Title:	Chief Executive Officer